Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

Valkyrie Bitcoin Strategy ETF

(the “Fund”)

September 28, 2023

Supplement To the Fund’s Prospectus and
Statement of Additional Information

Dated January 27, 2023

1.       Notwithstanding anything to the contrary in the Fund’s prospectus, the following is added as new section under under “Additional Information About the Fund’s Principal Investment Strategies – Additional Information Regarding the Fund’s Strategy”:

Investments in Ether

As a non-principal investment strategy, the Fund may also invest in cash-settled, exchange-traded futures contracts on ether or “ETH” traded on the Chicago Mercantile Exchange.

2.      Notwithstanding anything to the contrary in the Fund’s prospectus, the following is added as a new section under under “Additional Information About the Fund’s Principal Investment Strategies – Fund Investments – Non-Principal Investments”:

Ether Futures Contracts

Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. For ether futures contracts, the underlying reference asset is the digital asset ether or “ETH”. A futures contract is a standardized contract traded on an exchange. The contract will stipulate an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Futures contracts may be physically settled or cash settled. The only ether futures contracts in which the Fund invests are cash-settled ether futures contracts traded on commodity exchanges registered with the CFTC. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on ether, the amount of cash to be paid is equal to the difference between the value of the ether underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of ether underlying ether futures contracts traded on the applicable exchange will be determined by reference to a volume-weighted average of ether trading prices on multiple ether trading venues.

Futures contracts exhibit “futures basis”, meaning the difference between the current market value of the underlying ether (the “spot” price) and the price of the cash-settled futures contract. A negative futures basis exists when cash-settled ether futures contracts generally trade at a premium to the current market value of ether. Under this scenario, the Fund’s investments in ether futures contracts will generally underperform a direct investment in ether.

In order to satisfy certain tax qualification tests, the Fund expects to gain exposure to ether futures contracts by investing in ether futures contracts through the Subsidiary.

The Fund will “roll” its ether futures contracts. Futures contracts expire on a designated date (the “expiration date”). The ether futures contracts in which the Fund invests are cash settled on their expiration date unless they are “rolled” prior to expiration. The Fund generally intends to “roll” its ether futures contracts prior to expiration. The Fund seeks to invest in “front month” ether futures contracts. “Front month” contracts are the monthly contracts with the nearest expiration date. Typically, the Fund will roll to the next “nearby” ether futures. The “nearby” contracts are those contracts with the next closest expiration date. There is no guarantee that such a strategy will produce the desired results.

3.      Notwithstanding anything to the contrary in the Fund’s prospectus, the following risk factor is added as the second risk factor under “Additional Risks of Investing in the Fund – Non-Principal Risks”:

Ether Risk. Ether is a relatively new innovation and the market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of two-thirds of staked ether, they would have the ability to manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions of these holders may influence the price of ether.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated. Crypto asset trading platforms on which ether is traded, and which may serve as a pricing source for the calculation of the reference rate that is used for the purposes of valuing the Fund’s investments, are or may become subject to enforcement actions by regulatory authorities, and such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategy.

As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. New or changing laws and regulations affecting the use of blockchain technology and/or investments in crypto assets or crypto asset-related investments. The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Fund. Finally, the creation of a “fork” or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Fund. A fork may be intentional, such as the “Merge.” The “Merge” refers to protocol changes altering the method by which transactions are validated.

Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. The SEC has taken no official position on whether ether is a security under the federal securities laws. On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other digital assets on the basis that the digital assets in question are securities. Any enforcement action by the SEC or a state securities regulator asserting that ether is a security, or a court decision, to that effect would be expected to have an immediate material adverse impact on the trading value of ether, as well as the Shares. This is because the business models behind most digital assets are incompatible with regulations applying to transactions in securities. If a digital asset is determined or asserted to be a security, it is likely to become difficult or impossible for the digital asset to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of the digital asset is likely to significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars.

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the Ethereum Network contains certain flaws. For example, the Ethereum Network is currently vulnerable to several types of attacks, including:

•	“>33% attack” where, if a validator or group of validators were to gain control of more than 33% of the staked ether, a malicious actor could cause a temporary fork in the blockchain.

•	“>50% attack” where, if a validator or group of validators acting in concert were to gain control of more than 50% of the staked ether, a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain, potentially for an extended period of time or even permanently.

•	“>66% attack” where, if a validator or group of validators acting in concert were to gain control of more than 66% of the staked ether, a malicious actor could permanently and irreversibly manipulate the blockchain.

The success of these types of attacks depends on the malicious actors ability to gather an enormous amount of ether and other resources, which serves as the primary practical defense of the network. A successful attack could lead to temporary or permanent disruption of the network, which would have a negative effect on the price of ether and the value of the Shares.

4.       Notwithstanding anything to the contrary in the Fund’s statement of additional information, the following is added as the sixth investment type under “Investment Strategies”:

Ether Futures. The price of ether futures is based on the expected price of ether on certain exchanges on the expiration date of the ether futures contract. Ether futures prices reflect the price of ether on certain exchanges only, and not the ether cash market. The liquidity of the market for ether futures depends on, among other things: the supply and demand for ether futures; the supply and demand for ether; the adoption of ether for commercial uses; the anticipated increase of investments in ether-related investment products by retail and institutional investors; speculative interest in ether, ether futures, and ether-related investment products; regulatory or other restrictions on investors’ ability to invest in ether futures; and the potential ability to hedge against the price of ether with ether futures (and vice versa).

The market for ether futures may be illiquid. This means that the Subsidiary may not be able to buy and sell ether futures quickly or at the desired price. For example, it is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors on which the liquidity of the market for ether futures depends may cause the market to become illiquid, for short or long periods. In such markets, the Subsidiary may not be able to buy and sell ether futures quickly (or at all) or at the desired price. Market illiquidity may cause losses for the Fund. Additionally, the large size of the futures positions which the Subsidiary may acquire increases the risk of illiquidity, as larger positions may be more difficult to fully liquidate, may take longer to liquidate, and, as a result of their size, may expose the Fund to potentially more significant losses while trying to do so.

Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some financial instruments and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for the Fund to buy or sell futures contracts or other financial instruments.

Please Retain This Supplement for Future Reference.